Supplement to the
Fidelity Managed Retirement 2025 Fund℠
September 28, 2024
Summary Prospectus

Effective June 1, 2025, the following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Cait Dourney (Co-Portfolio Manager) has managed the fund since 2025.
Finola McGuire Foley (Co-Portfolio Manager) has managed the fund since 2025.
R96-SUSTK-0525-102 1.9893826.102	May 30, 2025